From Serendipity to Rational Design Taking Molecular Glue Degraders to New Heights | March 2023

Forward-Looking Statements These materials include express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in herein include, but are not limited to, statements about our product development activities, including our expectations around the potential of molecular glue degraders and MRT-2359, such as for our ongoing clinical trial for MRT-2359 and the timing thereof, the ongoing development of our QuEEN™ platform and its potential for the discovery of additional product candidates, the advancement, and timing thereof, of our pipeline and the various products therein, our ability to initiate and the timing of initiation of additional lead optimization programs, and our expectations regarding our ability to nominate and the timing of our nominations of additional development candidates, as well as our expectations of success for our programs and the strength of our financial position, among others. By their nature, these statements are subject to numerous risks and uncertainties, including the impact that the ongoing COVID-19 pandemic will have on our development activities and operations, as well as those risks and uncertainties set forth in our Annual Report on Form 10-K for the fourth quarter and full year ended December 31, 2021 filed, with the US Securities and Exchange Commission on March 29, 2022, and any subsequent filings, including our most recently filed Quarterly Report on Form 10-Q, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. You should not rely upon forward looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, any future presentations or otherwise, except as required by applicable law. Certain information contained in these materials and any statements made orally during any presentation of these materials that relate to the materials or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of these materials, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in these materials relating to or based on such internal estimates and research. These materials remain the proprietary intellectual property of Monte Rosa Therapeutics and should not be distributed or reproduced in whole or in part without the prior written consent of Monte Rosa Therapeutics.

Monte Rosa Therapeutics - Highlights Taking molecular glue degraders (MGDs) to new heights Developing breakthrough drugs that selectively degrade therapeutically-relevant proteins previously considered undruggable AI-based degron prediction & rational design of highly selective MGDs enable a next-generation molecular glue-based targeted protein degradation platform Five disclosed programs targeting high unmet medical needs in oncology, autoimmune disease, inflammation and other indications PhI/II initiated for MRT-2359 with clinical development in MYC-driven tumors Strong financial position with $268M cash as of December 31, 2022, providing runway into 2025

Molecular Glue Degraders (MGDs) – Drugging The Undruggable

Expanding target space, fostering a new generation of drugs

INHIBITOR	PROTAC	MGDs


DRUGGABLE TARGETS
DRUGGABLE TARGETS
E3 Ligase
E3 Ligase
UNDRUGGABLE TARGETS

Drugging the Druggable	Redrugging the Druggable	Drugging the Undruggable

Expanding the Degradable Proteome


Target Space

4

Molecular Glue Degraders are a Clinically Validated Modality Differentiated target space Favorable drug-like properties Broad tissue distribution No “hook effect” (seen with PROTACS) Clinically validated Proteasome-mediated degradation of neosubstrate Ubiquitination Proteasome Ubiquitin Neosubstrates - Eg. IKZF1 MGD Eg. Lenalidomide Cereblon Degron

QuEENTM is Redefining the Rules of MGD Discovery ‘Target space is limited’ QuEENTM has vastly expanded the degradable target space across a broad range of undruggable protein classes ‘MGDs are identifed by serendipity’ QuEENTM enables target centric and systematic discovery of MGDs ‘Med Chem rules don’t apply to MGDs’ ‘MGDs are not selective’ High specificity achievable even within same protein class, families and isoforms Monte Rosa Therapeutics approach Traditional thinking AI-driven and/or structure-based design allow rational Med Chem optimization of MGDs

Portfolio

Targets Clinical Path Leveraging a Leading Drug Discovery Platform Purpose-built to discover and develop a wide landscape of therapeutically-relevant MGDs Undruggable and inadequately drugged degron-containing proteins Target non-catalytic and scaffolding functions High level of target validation, preclinically and clinically Programs with a biomarker-based patient selection strategy and a clear path to the clinic Opportunity for a rapid clinical PoC showing MOA and efficacy Address high unmet needs Drug a wide range of therapeutically-relevant proteins in oncology and beyond Create synergies within therapeutic areas Monte Rosa’s High-Value Proprietary Pipeline Patient Benefit

Monte Rosa Pipeline Rapidly advancing wholly owned MGD programs targeting undruggable proteins Oncology Inflammation Immunology Genetic diseases GSPT1 (G-loop) NSCLC, SCLC and other MYC-driven Malignancies CDK2 (new) Ovarian Cancer, Breast Cancer NEK7 (G-loop) Inflammatory Diseases VAV1 (new) Autoimmune Disease Discovery Target (Degron) Indication(s) Initial clinical data disclosure expected in 2H 2023 Multiple SCD targets SCD, β-Thalassemia Next Anticipated Milestones Ownership Undisclosed Multiple IND-Enabling Clinical Lead optimization Multiple development candidate nominations in 2023

GSPT1 Program

Targeting MYC-driven Tumors and Their Addiction to Protein Translation 1 2 3 Addiction To sustain growth, MYC-driven tumors are addicted to protein translation Dependency Therapeutic vulnerability 1 2 3 This addiction creates a dependency on the translation termination factor GSPT1 GSPT1 is a therapeutic vulnerability of MYC-driven tumors which can be targeted using molecular glue degrader (MGD)

Discovery of MRT-2359

MRT-2359 – our GSPT1-directed MGD in Clinical Development for MYC-Driven Tumors MRT-2359 is a highly selective GSPT1-directed MGD designed through our QuEENTM platform Has favorable drug like properties and is orally bioavailable Has optimal degradation kinetics to achieve preferential activity in MYC-driven cancer cells Shows preferential activity in MYC-driven cancer cells of various solid tumor lineages, including non-small cell lung cancer (NSCLC) and small cell lung cancer (SCLC) Displays preferential in vivo activity across >70 primary human xenograft (PDX) models stratified for MYC expression levels as well as in NE lung cancer PDX models IND cleared for Phase 1/2 trial in September 2022 and patient dosing initiated in October 2022 First clinical data disclosure including PK, PD, safety and available initial efficacy data expected in 2H 2023

QuEEN™ Discovery Engine Facilitates the Discovery of MRT-2359

MRT-2359 is a potent GSPT1 degrader

Ternary complex modelling



GSPT1
MGD
CRBN

in vitro data	
CRBN binding, K_i	113 nM
Ternary complex, EC_{50}	< 7 nM
Degradation, DC_{50} / D_{max} (in disease relevant cell lines)	1 - 20 nM / 100%

MRT-2359 induces selective GSPT1 degradation and has a favorable ADME/DMPK profile



MRT-2359, µM - 0.3 3 30 30 30
Bortezomib - - - - + -
MLN-4924 - - - - - +
GSPT1
IKZF1
IKZF3
SALL4
ZFP91
CK1a
GAPDH



Proximity – Turbo ID
p-value
1E-009
1E-008
1E-007
1E-006
1E-005
1E-004
1E-003
1E-002
1E-001
GSPT1
GSPT2
-2.5 -2 -1.5 -1 -0.5 0 0.5 1 1.5 2 2.5
Protein fold-change; (log2)

ADMET profile	
CYP DDIs	> 30 µM
hERG inhibition patch clamp	EC_{50} > 30 µM
Oral bioavailability all species	~50%

14

MRT-2359 Has Optimized Degradation Kinetics, Selectivity and Bioavailability


Differential Effect (MYC vs non-MYC-driven)
Preferential activity in MYC high cells
3
2.5
2
1.5
MRT-2359
*
*
slower degradation
50
100
150
200
250
300
t ½ (min.) for GSPT1 degradation

- Kinetic measurements of degradation reveal **novel parameter for optimization**
- GSPT1 degradation **kinetics are linked to its MoA**
- MRT-2359 achieves **a high preferential effect** (2.4 U) in high-MYC NSCLC
- MRT-2359 has been rationally designed to be in the ADMET sweet-spot
- Several compounds with good oral bioavailability discovered (large circles = >40% bioavailability PO)

*** Compounds with reactive metabolite flag**

15

MRT-2359 Shows Preferential Activity in MYC-Driven NSCLC Lines MRT-2359 induces GSPT1 degradation and shows preferential activity in N-MYC high cell lines Viability GSPT1 western blot at 6 hr (N-MYC high) and 24 hr (low). 72 hr viability assay (CTG) GSPT1 degradation N-MYC overexpression sensitizes NCI-H2023 resistant cells to MRT-2359 Incucyte, 96 hr post treatment Doxycycline-inducible N-MYC model Low N-MYC NCI-H2023 NCI-H441 High N-MYC NCI-H1155 ABC-1 - Dox + Dox Wash-out NCI-H2023 Dox-inducible MYC + Dox NCI-H2023 Dox-inducible MYC - Dox NCI-H2023 Dox-inducible MYC + Dox wash-out GAPDH N-MYC - + Wash-out Dox - - + +

MRT-2359 Shows Preferential Activity in MYC High or Neuroendocrine (NE) Cancer Cell Lines Low L-MYC NCI-H2286 NCI-H196 High L-MYC NCI-H1836 NCI-H1876 72 hr viability assay (CTG) SCLC cell lines (L-MYC) Lung cancer cell lines (NE) Low NE High NE NCI-H2405 NCI-H1693 NCI-H810 NCI-H1770 Prostate cell lines (c-MYC) Low c-MYC PC3 DU-145 High c-MYC 22RV1 VCaP

Mechanism of Action of MRT-2359

Preferential inhibition of translation MYC down modulation MRT-2359 preferentially impairs protein synthesis in tumor cells with high MYC expression Three Mechanisms Driving Preferential Activity in MYC High Cancer Lines Preferential GSPT1 degradation MRT-2359 leads to rapid and deeper degradation of GSPT1 in cancer cells with high MYC expression MRT-2359 indirectly affects MYC expression and transcriptional activity

MRT-2359 Degrades GSPT1 More Rapidly in MYC-Driven Tumor Cells GSPT1 2 h 6 h 24 h GAPDH MRT-2359, μM 0 0.03 0.3 3 0 0.03 0.3 3 0 0.03 0.3 3 2 h 6 h 24 h 0 0.03 0.3 3 0 0.03 0.3 3 0 0.03 0.3 3 Low N-MYC NCI-H2023 High N-MYC NCI-H1155 Similar effects shown in additional cancer cell lines

MRT-2359 Preferentially Impairs Protein Synthesis in Tumor Cells with High MYC Expression MRT-2359 induces ribosome stalling at stop codon only in N-MYC high cell line Metagene plots Peak density Peak density MRT-2359 completely abrogates protein synthesis only in N-MYC high cell line Puromycin incorporation Stop codon Low N-MYC NCI-H2023 High N-MYC NCI-H1155

MRT-2359 induce GSPT1 degradation leading to N-MYC protein downregulation in NCI-H1155 Degradation of GSPT1 leads to downregulation of N-MYC transcriptional output in NCI-H1155 MRT-2359 Affects the MYC Pathway in N-MYC High NSCLC Cell Lines GSPT1 N-MYC 0.03 0.3 3 - 0.03 0.3 3 0.03 0.3 3 Tubulin 0 6 hr 24 hr 48hr MRT-2359 (μM) - - 0.03 0.3 3 - 0 6 hr 24 hr 48hr N-MYC not detected GSPT1 N-MYC 0.03 0.3 3 - 0.03 0.3 3 0.03 0.3 3 Tubulin MRT-2359 (μM) - - 0.03 0.3 3 - Time course RNA-seq Time course RNA-seq Transcriptional modulation of >200 MYC target genes Low N-MYC NCI-H2023 High N-MYC NCI-H1155 MYC targets gene set score MYC targets gene set score

Benchmarking of MRT-2359

MRT-2359 Shows Superior Characteristics Compared to CC-90009

	Assay	MRT-2359	CC-90009
in vitro	Selectivity (TMT Px, WB)	GSPT1, GSPT2	GSPT1, GSPT2, SALL4, FIZ1, RNF166, ODC1
	CYP DDI (2B6, 1A2, 2D6,3A4, 2C8,2C9, 2C19)	> 30 uM	CYP2C19 @ 1.5 uM
	hERG (patch clamp)	> 30 uM	5.3 uM
	CEREP	a1A > 50% @ 10 uM	M1/M2 > 50% @ 10 uM
	Caco2 (Efflux Ratio)	9	>100
Clinical	Route of Administration	**PO**	**IV**
	Schedule	**5 days on / 9 days off cycles**	**5 days on / 23 days off**
	Stratification	**MYC high, neuroendocrine**	**None reported**
	Development status	Phase I/II	Phase I/II

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* Comparison based on internal profiling. Selectivity based on internal data as well as data from DFCI Proteomic data base https://proteomics.fischerlab.org

Superior Activity of MRT-2359 in MYC-driven Lung Cancer Cell Lines Compared to CC-90009 * Comparison based on internal profiling Low MYC High MYC Low MYC High MYC SCLC NSCLC CC-90009 EC50 (nM) MRT-2359 EC50 (nM) Low MYC High MYC Low MYC High MYC SCLC NSCLC MRT-2359 CC-90009 72 hr viability assay (CTG).

MRT-2359 - Unique Preferential Activity in MYC High Lung Cancer Lines

MRT-2359

Other therapeutic agents targeting protein translation process or machinery lack preferential activity in the MYC high lung lines

Similarly for agent targeting Myc transcriptional reprogramming



Initiation inhibitor
(eIF4Ai, Zotatifin)
Elongation inhibitor
(Homoharringtonine)
mTOR inhibitor
(Rapamycin)
Cytotoxic
(Doxorubicin)
Clinical CDK9
inhibitor
EC50 (μM)
10
1
0.1
0.01
0.001
Others
N-MYC high/NE
Others
L-MYC high
NSCLC
SCLC

72 hr viability assay (CTG).

26

in vivo activity of MRT-2359

Oral dosing of MRT-2359 shows anti-tumor activity and regressions in NCI-H1155 Dose- and time-dependent degradation of GSPT1 is associated with N-MYC downregulation MRT-2359 Induces Tumor Regressions in N-MYC-driven Xenograft Models Similar observations in other high N-MYC expression models (ABC-1, NCI-H1770) Day 5 1 mg/kg 10 mg/kg MRT-2359 plasma concentration N-MYC protein level GSPT1 protein level

MRT-2359 Mouse-trial in NSCLC, SCLC and Lung NE Patient-derived Xenografts Models selected across a range of N-MYC and L-MYC mRNA expression levels or NE status were treated with Vehicle MRT-2359 10 mg/kg PO QD 3 mice for each treatment group Collection of PDX models All models have been characterized by DNA and RNA-seq SCLC NSCLC Large cell NE carcinoma or NE lung cancer N-MYC mRNA expression Log2 (TPM+1) N-MYC mRNA expression Log2 (TPM+1) L-MYC mRNA expression Log2 (TPM+1) L-MYC mRNA expression Log2 (TPM+1) Selected 20 models Selected 48 models Selected 10 models NE genes 29  Log2 FPKM Models

MRT-2359 Demonstrates Preferential Anti-tumor Activity in MYC High or Neuroendocrine (NE) Lung Cancer Patient-derived Xenografts NSCLC SCLC NE Lung Cancer L-MYC and N-MYC low L-MYC or N-MYC high MRT-2359 10 mg/kg, PO, QD Large cell NE carcinoma or NE lung cancer N-MYC and L-MYC low

MRT-2359 Clinical Development

Dose level 1 MTD or RP2D Phase 2: Expansion Cohorts Phase 1: Dose Escalation NSCLC* – high N- or L-MYC expression – low N- and L-MYC expression Backfill slots for additional patients for each dose level Backfill Dose level 2 Dose level 3 Dose level X Backfill Backfill * Efficacy guided stratification per N-/L-MYC expression Solid tumors – N- or L-MYC amplification Lung cancer (NSCLC & SCLC), DLBCL, high-grade neuroendocrine tumors, and N-/L-MYC amplified solid tumors SCLC* – high N- or L-MYC expression – low N- and L-MYC expression MRT-2359-001 Phase 1/2 - Clinical Study Design Patient dosing initiated in October 2022

Targeting L-/N-MYC Positive and Neuroendocrine Tumors with MRT-2359 Patient diagnosed incidence #s, major markets (US, EU and JP): Decision Resources Group (DRG) % population based on preliminary internal cut offs for high vs low expression applied to real world data provided by Tempus 33 Small cell lung cancer 67K patients – 70% MYC high Non-small cell lung cancer 394K patients – 15% MYC high Neuroendocrine lung cancer Neuroendocrine prostate cancer Triple-negative breast cancer Ovarian cancer Bladder cancer Endometrial cancer Current focus Future options c-MYC driven indications being further explored in preclinical translational studies

CDK2 Program

CDK2 as a Target for Selected Solid Tumors Therapeutic hypothesis: Tumors with CDK2 pathway activation by: High CyclinE1/E2 expression Loss of RB Clinical Opportunity: CDK2 driven cancers: ER positive breast cancer pre and post treatment with CDK4/6 inhibitors (474K patients), ovarian cancer (64K patients), and endometrial cancer (124K patients) CDK2 is one of the key regulators of the cell cycle Patient diagnosed incidence #s, major markets (US, EU and JP): Decision Resources Group (DRG)

CDK2-directed MGD Shows Selective Degradation Over the Other CDKs NanoBiT assay (24hr) - HEK293 CDK2-directed MGD induces CDK2 degradation CDK2-directed MGDs are selective over other CDKs TMT Proteomics (24hr) – HEK293 p-value (-log10) Protein fold-change (log2) CDKs CDK2

CDK2-directed MGD Shows Biological Activity in a CDK2-dependent Cell Line

CDK2 degradation arrests CDK2-dependent cells in G1 phase



Cell cycle phases (% of total)
100
80
60
40
20
0
DMSO
10 nM
100 nM
CDK2-directed MGD
G1 phase
S phase
G2/M phases

Cell cycle profile (48hr) – MDA-MB-157

CDK2 degradation results in reduction of E2F pathway proteins



p-value (-log10)
CDK2
CDC6
E2F target genes
Protein fold-change (log2)

TMT Proteomics (24 hr) – MDA-MB-157

CDK2-directed MGD inhibits proliferation of CDK2 dependent cells



Growth (%)
Relative to DMSO
100
75
50
25
0
0.01
0.1
1
10
100
1000
CDK2-directed MGD, nM

CyQuant assay (7d) – MDA-MB-157

37

CDK2-directed MGDs Have a Differentiated MoA Compared to CDK2 Inhibitors

No CCNE1 upregulation or pRb rebound in CDK2-directed MGD treated cells


CDK2-directed MGD (μM)
DMSO
0.0006
0.003
0.016
0.08
0.4
2
10
CCNE1
GAPDH

MDA-MB-157 cells, 24h


pRb/Rb
pRb/Rb ratio (% of DMSO)
200
150
100
50
0
-50
0.001
0.01
0.1
1
10
CDK2-directed MGD (μM)

MDA-MB-157 cells, pRb (S780)/total Rb multiplex AlphaLISA, 24h

CDK2 Inhibitor, PF-07104091, upregulates CCNE1 and causes pRb rebound


PF-07104091 (μM)
DMSO
0.00032
0.001
0.0032
0.01
0.032
0.1
0.32
1
3.2
10
CCNE1
GAPDH


pRb/Rb
pRb/Rb ratio (% of DMSO)
200
150
100
50
0
-50
0.001
0.01
0.1
1
10
[PF-07104091] (μM)

MDA-MB-157 cells, pRb (S780) / total Rb multiplex AlphaLISA, 24h

38

Inflammation and Immunology (I&I) Programs

Biology Multiple highly validated, undruggable targets amenable to our platform identified QuEEN™ platform enables exquisite selectivity required for non-oncology diseases CRBN shown to allow tunable elimination of immune target proteins VAV1 and NEK7 programs lead the way with multiple additional targets being explored QuEEN™ Enables Access to Undruggable Targets in Immune Pathways Medical Need Targets Additional indications Multiple Sclerosis Systemic Sclerosis Systemic Lupus Erythematosus Rheumatoid Arthritis Gout

VAV1 Program

VAV1 as a Target for Autoimmune Disease

VAV1 plays a key role in T-cell and B-cell development and activation



T-cell
B-cell
TCR
LAT
GADS
ZAP-70
SLP-76
VAV1
CD19
BCR
VAV1
Syk
Activated VAV1
GEF activity
Non-GEF activity
Rho/Rac GTPase
Immuno synapse formation
Calcium flux
ERK-MAP kinase
NF-kappa b
NFAT

Therapeutic hypothesis:

- VAV1 relays signals from both the T and B cell receptor
- VAV1 knockout/mutant mice have dysfunctional T cells and are resistant to immunopathologies such as autoimmune disease or graft-versus-host disease

Clinical Opportunity:

- Autoimmune disorders including rheumatoid arthritis (6.2M patients), multiple sclerosis (1.3M patients), myasthenia gravis (36K – 60K patients in US), and acute graft-versus-host disease (10K patients)

Patient diagnosed prevalence and incidence #s, major markets (US, EU and JP): DRG;
Facts about Myasthenia Gravis | MGFA accessed March 15, 2023

42

VAV1 is a Highly Validated Target for Attenuating T-cell Activity Multiple CRISPR screens identified VAV1 as key player in T-cell function TCR = T-cell receptor VAV1 controls several aspects of T-cell activity Schmidt et al., Science 2022 Primary human T cells

Human primary pan-T cells TCR stimulation = α-CD3/CD28 MGD-induced degradation of VAV1 results in inhibition of TCR-mediated CD69 activation, IL-2 secretion, and proliferation IL-2 secretion Proliferation CD69 activation Discovery of Highly Selective VAV1-directed MGDs Protein fold-change (log2) p-value (-log10) VAV1 VAV1 protein Degron predicted and confirmed VAV1 domain MGD CRBN Predicted degron VAV3 VAV2

VAV1-directed MGD Inhibits Disease Progression in an EAE Mouse Model MGD inhibits disease progression in experimental autoimmune encephalomyelitis (EAE) mouse model of multiple sclerosis MGD induces VAV1 degradation in PBMCs after a single oral dose in mice Additional autoimmune and immunology disease models are currently under evaluation EAE induced by MOG35-55 injection on day 0 Treatment started on day 12 Single dose 10 mg/kg PO

NEK7 Program

NEK7 (NIMA-Related Kinase 7) as a Target for Inflammatory Disease NEK7 is an essential regulator of the inflammasome Pyroptosis Gasdermin D Active NLRP3 inflammasome Cytokines secretion Pro-IL-1β Pro-IL-18 IL-18 IL-1β NEK7 NLRP3 Pro-Caspase-1 ASC N-terminal C-terminal N-terminal Caspase-1 N-terminal Therapeutic hypothesis: Diseases with over-activated or mutated NLRP3 inflammasome NEK7 licenses NLRP3 assembly in a kinase independent manner NEK7-deficient macrophages are severely impaired in IL-1β and IL-18 secretion Clinical opportunity: First-in-class NEK7 degraders for Over-activated NLRP3 inflammasome: metabolic pathologies, cardiovascular diseases, inflammatory issues and neurologic disorders NLRP3 activating mutations: Cryopyrin-associated periodic syndromes (CAPS)

NEK7-directed MGDs Modulate NLRP3 Pathway in Human Macrophages p-value (-log10) Protein fold-change (log2) TMT Proteomics (24hr) – U937 IL-1b and IL-18 release (24hr) - human macrophages LPS/MSU stimulated NEK7-directed MGD shows high selectivity NEK7-directed MGD compared to NLRP3 inhibitor IL-1b secretion IL-18 secretion NEK7-directed MGD MCC950 – NLRP3i NEK7 NEKs

Overactivation of the NLRP3 Inflammasome in Disease

NLRP3 activating mutations



LRR
NACHT
NLRP3
C-terminal NEK7
Activating mutations

NLRP3 mutations found in CAPS (Cryopyrin-associated periodic syndromes – MWS*, FCAS**, CINCA/NOMID# Syndrome) might stabilize the active form of NLRP3

Over-activated NLRP3 inflammasome



Heart
Myocardial infarction
Diabetic cardiomyopathy
Lung
Asthma
ARDS
Metabolism
Obesity
Type II Diabetes
Atherosclerosis
Liver
Liver fibrosis
Liver damage
Pro-IL-1β
Pro-IL-18
IL-1β
IL-18
Brain
Parkinson's disease
Alzheimer's disease
Multiple sclerosis
ALS
Psychiatric disorders
Kidney
Nephrotic syndrome
SLE
Joints
Gout
Rheumatoid arthritis
Intestine
Inflammatory bowel disease (IBD)

*Muckle-Wells Syndrome
**familial cold autoinflammatory syndrome, #Chronic infantile neurological cutaneous and articular/neonatal onset multisystem inflammatory disease

49

Sickle Cell Disease Program

Transcriptional Repressors as Targets for Hemoglobinopathies (SCD and β-Thalassemia) Therapeutic hypothesis: To reactivate expression of fetal hemoglobin (HbF) to compensate for mutated adult globin Clinical Opportunity: First-in-class degraders for Sickle cell disease (SCD) 180,000 patients (US and EU) >6M patients (ROW) β-thalassemia 17,000 patients (US and EU) Zinc finger domain-containing transcriptional repressors of the fetal globin genes Patient diagnosed prevalence #s: DRG; https://www.notaloneinsicklecell.com/Global-Impact-Of-SCD/#s21 accessed March 15, 2023

QuEEN™ Discovery Engine Quantitative and Engineered Elimination of Neosubstrates

QuEEN™ Discovery Engine: Unique Capabilities Enable Our Rational and Target-Centric Approach to MGDs Proprietary MGD library Protein fold-change; (log2) p-value AI engine Chemo-proteomics Proximity screening Specialized suite of in vitro assays to assess proximity and degradation in high throughput Scaled chemo-proteomics engine to explore cellular complex formation and protein degradation in high throughput Proximity screening platform Chemo-proteomics engine In silico degron & ternary complex discovery using proprietary AI-powered algorithms Diverse and growing MGD library (~35K), rationally designed using structural insights to engage diverse degrons Proprietary AI/ML engine Proprietary MGD library MGD library Complex induction

A Rich, Differentiated Target Space Across Protein Domains and Diseases Degrons have unique sequences enabling design of MGDs with unprecedented level of selectivity QuEEN has enabled the discovery of diverse degrons across various protein domains and classes Degrons Selectivity Protein fold-change; (log2) p-value Our Degron Encyclopedia contains many highly credentialed, undruggable targets Targets

Proprietary AI/ML Engines

Proprietary AI/ML Engines Enable the Discovery of Reprogrammable Ligases, Neosubstrates, and Selective MGDs

Reprogrammable E3 ligase prioritization

Surface evaluation for E3 ligase PPI propensity & reprogrammability



E3 ligase

Proteome-wide neosubstrate identification

fAIceit™ surface complementarity connects E3 ligases to degron-containing neosubstrates


E3 ligase
Degron
Candidate neosubstrates

in-silico MGD discovery

Rhapsody™ models ternary complexes and performs virtual screens for the discovery and design of selective MGDs


Candidate neosubstrate
MGD
E3 ligase

56

Creating a Highly Diverse CRBN-directed Library

Multiple points of contact mediate formation of ternary complex Known MGDs mediate vastly different binding modes despite representing limited chemical space MGDs Reprogram the Ligase Surface Remodeled MGD-CRBN surface enables selective engagement of neosubstrates Effective ternary complex formation involves: MGD-cereblon interactions MGD-neosubstrate interactions CRBN-neosubstrate interactions MGD MGD Neosubstrate E3 ligase MGD Create library diversity to multiply binding modes Interface footprint

Increasing MGD scaffold diversity MGD library is derived from > 400 unique low molecular weight scaffolds with favorable CRBN binding affinities Warhead CRBN binding domain Core CRBN binding, degron domain MGD scaffold anatomy Increasing Novelty and Structural Diversity to Match the Degron Space Scaffold evolution Tanimoto similarity 0.6 1 0.8 0.4 Lenalidomide reference point Cereblon binding (pIC50) 5 7 Molecular weight (Da) 190 300

Expanding MGD Exit Vectorology Engages Novel Degron Classes

MGD diversification



Side-chains
PPI domain

400+ Scaffolds


90°

Library characteristics

- Current library size ~35K MGDs, continuing to expand
- High structural diversity and novelty
- Design focused on optimal drug-like properties

Expanded MGD diversity engages more degron classes


tSNE-1
tSNE-2
tSNE-3
Target A
Target B
Target C
Target D

Chemical fingerprints of MGD hits

60

Summary

World-Class Leadership Deep expertise in molecular glue discovery, drug development and Precision Medicine Jullian Jones, Ph.D., J.D., MBA Chief Business Officer Silvia Buonamici, Ph.D. SVP, Drug Discovery Biology Filip Janku, M.D., Ph.D. Chief Medical Officer Markus Warmuth, M.D. Chief Executive Officer Ajim Tamboli, CFA Chief Financial Officer John Castle, Ph.D. Chief Data Scientist Sharon Townson, Ph.D. Chief Technology Officer Owen Wallace, Ph.D. Chief Scientific Officer Phil Nickson, Ph.D., J.D. Head, Legal Operations Jennifer Champoux, Chief People & Operations Officer Magnus Walter SVP, Chemical Sciences and Process Development

Monte Rosa Therapeutics From serendipity to rational design of MGDs Proprietary, target-centric drug discovery platform enabling rational design, and anticipated rapid development, of molecular glue-based degraders targeting the undruggable proteome in oncology and non-oncology diseases Extensive and compelling pre-clinical in vivo data for GSPT1 program, demonstrating potent anti-tumor activity in MYC-driven tumor models with development candidate MRT-2359 Molecular glue-based targeted protein degradation platform developing breakthrough therapeutics that selectively degrade disease-causing proteins Ongoing Phase 1/2 trial with MRT-2359 for the treatment of MYC-driven tumors including lung cancer patients Initial platform focus on cereblon-mediated protein degradation with hundreds of potential targets to address; potential to reprogram other E3 ligases to access more of the undruggable proteome through other degrons CDK2, NEK7, and VAV1 programs in lead optimization with additional programs at various stages of discovery

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